                                                                  Exhibit 10.387

Azalea Square Shopping Center
Summerville, SC
Fifth Amendment to Option

                      FIFTH AMENDMENT TO OPTION TO PURCHASE
                                  REAL PROPERTY

     THIS FIFTH AMENDMENT TO OPTION TO PURCHASE REAL PROPERTY (the "Fifth Amendment") is made and entered into as of the 29th day of September 2004, by and between Silver Oaks Associates, Limited Partnership, a Tennessee limited partnership ("Seller") and Inland Real Estate Acquisitions, Inc. ("Buyer").

                                   WITNESSETH:

     WHEREAS, Seller and Buyer entered into that certain Option To Purchase Real Property dated June 15, 2004, as amended (the "Option Agreement"), for the sale and purchase of the property commonly known as Azalea Square Shopping Center located in Summerville, South Carolina, as legally described by the Option Agreement (the "Property").

     WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Option Agreement.

     NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

     1. The Option Period as defined in the second paragraph of the Option Agreement as previously amended by Amendment to Option to Purchase Real Property and by the Third Amendment to Option to Purchase Real Property is hereby further amended by changing the date of September 20, 2004 to October 8, 2004 at 5:00 p.m. Chicago, Illinois time.
     2. The last sentence of the second paragraph of the Option Agreement is amended by deleting the words "...or before thirty (30) days from the Option Date" and insert "October 18, 2004" in its place.
     3. This Fifth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement. Each person executing this Fifth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Fifth Amendment. Any counterpart to this Fifth Amendment may be executed by facsimile copy and shall be binding on the parties.

Azalea Square Shopping Center
Summerville, SC
Fifth Amendment to Option

     Except as modified herein and by the Amendment and the Second Amendment and the Third Amendment and the Fourth Amendment to the Option Agreement, the Option Agreement shall remain unmodified and in full force and effect.

                             Seller:


                             SILVER OAK ASSOCIATES, LIMITED PARTNERSHIP, a Tennessee limited partnership

                             By: Hickory Ridge Development Corporation, a Tennessee corporation
                             Its:  General Partner


                             By: /s/ George Bright [ILLEGIBLE], authorized agent
                                 -----------------------------------------------
                             Name: George Bright
                                   ---------------------------------------------
                             Title: Pres.
                                    --------------------------------------------


                             Purchaser:

                             INLAND REAL ESTATE ACQUISITIONS, INC.,
                             an Illinois corporation


                             By: /s/ Jason A. Lazarus, Authorized Agent
                                 -----------------------------------------------
                             Name: Jason A. Lazarus
                                   ---------------------------------------------
                             Title: Acquisitions Officer
                                    --------------------------------------------

Azalea Square Shopping Center
Summerville, SC
Fourth Amendment to Option

                     FOURTH AMENDMENT TO OPTION TO PURCHASE
                                  REAL PROPERTY

     THIS FOURTH AMENDMENT TO OPTION TO PURCHASE REAL PROPERTY (the "Fourth Amendment") is made and entered into as of the 10th day of September 2004, by and between Silver Oaks Associates, Limited Partnership, a Tennessee limited partnership ("Seller") and Inland Real Estate Acquisitions, Inc. ("Buyer").

                                   WITNESSETH:

     WHEREAS, Seller and Buyer entered into that certain Option To Purchase Real Property dated June 15, 2004, as amended (the "Option Agreement"), for the sale and purchase of the property commonly known as Azalea Square Shopping Center located in Summerville, South Carolina, as legally described by the Option Agreement (the "Property").

     WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Option Agreement.

     NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

     1. The Option Period as defined in the second paragraph of the option Agreement as previously amended by Amendment to Option to Purchase Real Property and by the Third Amendment to Option to Purchase Real Property is hereby further amended by changing the date of September 10, 2004 to September 20, 2004 at 5:00 p.m. Chicago, Illinois time provided, however, that the Closing Date shall remain September 29, 2004.
     2. This Fourth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement. Each person executing this Fourth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Fourth Amendment. Any counterpart to this Fourth Amendment may be executed by facsimile copy and shall be binding on the parties.

     Except as modified herein and by the Amendment and the Second Amendment and Third Amendment to the Option Agreement, the Option Agreement shall remain unmodified and in full force and effect.

Azalea Square Shopping Center
Summerville, SC
Fourth Amendment to Option

                             Seller:


                             SILVER OAK ASSOCIATES, LIMITED PARTNERSHIP, a Tennessee limited partnership

                             By: Hickory Ridge Development Corporation, a Tennessee corporation
                             Its: General Partner


                             By: /s/ George Bright [ILLEGIBLE], authorized Agent
                                 -----------------------------------------------
                             Name: George Bright
                                   ---------------------------------------------
                             Title: President
                                    --------------------------------------------


                             Purchaser:

                             INLAND REAL ESTATE ACQUISITIONS, INC.,
                             an Illinois corporation


                             By: /s/ [ILLEGIBLE]
                                 -----------------------------------------------
                             Name: [ILLEGIBLE]
                                   ---------------------------------------------
                             Title: [ILLEGIBLE]
                                    --------------------------------------------

Azalea Square Shopping Center
Summerville, SC
Third Amendment to Option

                      THIRD AMENDMENT TO OPTION TO PURCHASE
                                  REAL PROPERTY

     THIS THIRD AMENDMENT TO OPTION TO PURCHASE REAL PROPERTY (the "Third Amendment") is made and entered into as of the 30th day of August 2004, by and between Silver Oaks Associates, Limited Partnership, a Tennessee limited partnership ("Seller") and Inland Real Estate Acquisitions, Inc. ("Buyer").

                                   WITNESSETH:

     WHEREAS, Seller and Buyer entered into that certain Option To Purchase Real Property dated June 15, 2004, as amended (the "Option Agreement"), for the sale and purchase of the property commonly known as Azalea Square Shopping Center located in Summerville, South Carolina, as legally described by the Option Agreement (the "Property").

     WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Option Agreement.

     NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

     1. The Option Period as defined in the second paragraph of the Option Agreement as previously amended by Amendment to Option to Purchase Real Property is hereby further amended by changing the date of August 30, 2004 to September 10, 2004 at 5:00 p.m. Chicago, Illinois time provided, however, that the Closing Date shall remain September 29, 2004.
     2. This Third Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement. Each person executing this Third Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Third Amendment. Any counterpart to this Third Amendment may be executed by facsimile copy and shall be binding on the parties.

     Except as modified herein and by the Amendment and the Second Amendment to the Option Agreement, the Option Agreement shall remain unmodified and in full force and effect.

                            (SIGNATURE PAGE FOLLOWS)

Azalea Square Shopping Center
Summerville, SC
Third Amendment to Option


                             Seller:


                             SILVER OAK ASSOCIATES, LIMITED PARTNERSHIP, a Tennessee limited partnership

                             By: Hickory Ridge Development Corporation, a Tennessee corporation
                             Its: General Partner


                             By: /s/ George Bright [ILLEGIBLE], authorized agent
                                 -----------------------------------------------
                             Name: George Bright
                                   ---------------------------------------------
                             Title: President
                                    --------------------------------------------


                             Purchaser:

                             INLAND REAL ESTATE ACQUISITIONS, INC.,
                             an Illinois corporation


                             By: /s/ Jason A. Lazarus, Authorized Agent
                                 -----------------------------------------------
                             Name: Jason A. Lazarus
                                   ---------------------------------------------
                             Title: Acquisitions Officer
                                    --------------------------------------------

Azalea Square Shopping Center
Summerville, SC
Amendment to Option

                          SECOND AMENDMENT TO OPTION TO
                             PURCHASE REAL PROPERTY

     THIS SECOND AMENDMENT TO OPTION TO PURCHASE REAL PROPERTY ("Second Amendment") is made and entered into as of this _______ day of July, 2004 by and between SILVER OAK ASSOCIATES, LIMITED PARTNERSHIP, A TENNESSEE LIMITED PARTNERSHIP ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC., AN ILLINOIS CORPORATION ("Buyer").

                                   WITNESSETH:

     WHEREAS, Seller and Buyer entered into that certain Option to Purchase Real Property dated June 15, 2004 as amended by that certain Amendment to Option to Purchase Real Property dated July 12, 2004 (collectively, the "Agreement").

     WHEREAS, Buyer and Seller desire to amend the Agreement for the purpose of correcting the legal description to include two additional tracts which are presently leased by CMAC Incorporated (d/b/a Logan's Roadhouse) under lease dated June 18, 2003 and which tracts were intended to be included in the Agreement.

     NOW, THEREFORE, in consideration of the premises, the covenants and agreements hereinafter set forth, the sum of Ten Dollars and No/100 ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, Buyer and Seller hereby modify and amend the Agreement as follows:

     1. EFFECTIVE DATE. This Second Amendment shall be effective as of the date first set forth above.

     2. DEFINITIONS. Any capitalized words or phrases used and not defined in this Second Amendment shall have the meanings ascribed to them in the Agreement.

     3. RECITALS. The recitals set forth above are hereby incorporated by this reference herein and are set forth again in full as a part of this Second Amendment.

     4. LEGAL DESCRIPTION. The Legal Description attached to the Agreement is hereby deleted in its entirety and inserted, in lieu thereof, shall be Exhibit "A" attached to this Second Amendment. After the date of this Second Amendment, each and every reference in the Agreement and this Second Amendment to the legal description as set forth on Exhibit "A" shall be deemed to refer to the Exhibit "A" attached to this Second Amendment.

     5. CONFLICT. In the event of any conflict, inconsistency, or incongruity between any provision of this Second Amendment and any provision of the Agreement, the provisions of this Second Amendment shall govern and control.

     6.   EXECUTION IN COUNTERPART. This Second Amendment may be executed in two
(2) or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one (1) instrument.

     7. SEVERABILITY. Invalidation of any of the provisions contained in this Second Amendment, or of the application thereof to any person by judgment or court older shall in no way affect any of the other provisions hereof or the application thereof to any other person and the same shall remain in full force and effect.

     8. ENTIRE AGREEMENT. This Second Amendment, together with the Agreement, constitutes the entire agreement between the parties pertaining to the subject matter of this Second Amendment, and any and all other written or oral agreements existing between the parties before the date of this Second Amendment with respect to the subject matter of this Second Amendment are expressly canceled.

                            (SIGNATURE PAGE FOLLOWS)

     IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed under seal effective as of the day and year first above written.

                           Seller:


                           SILVER OAK ASSOCIATES, LIMITED PARTNERSHIP, A TENNESSEE LIMITED PARTNERSHIP

                           By: Hickory Ridge Development Corporation, a Tennessee corporation
                           Its:  General Partner


                                 By: /s/ George Bright
                                    -----------------------------------------
                                 Name: George Bright
                                      ---------------------------------------
                                 Its: Pres.
                                     ----------------------------------------


                           Purchaser:

                           INLAND REAL ESTATE ACQUISITIONS, INC., AN ILLINOIS CORPORATION

                           By: /s/ Jason A. Lazarus
                              -----------------------------------------------
                           Name: Jason A. Lazarus
                                ---------------------------------------------
                           Its: Authorized Agent
                               ----------------------------------------------

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION


Tracts 2, 2A, 4, 7, 9, and 14 as shown and depicted on that certain plat of survey entitled "Subdivision Map TMS 221-00-00-053 Tract 'A' owned by SILVER OAK ASSOCIATES, LIMITED PARTNERSHIP" prepared by David L. Gray, PLS-12839, dated March 25, 2002, last revised April 15, 2002 and filed for record in Plat Cabinet P, Pages 193A through 195A, inclusive, Berkeley County, South Carolina and Tract 13-A as shown and depicted on that certain plat of survey entitled "Record Map Showing the Subdivision of Tract 13 into Tracts 13-A and 13-B" prepared by David
L. Gray, PLS-12839, dated May 23, 2003, last revised July 3, 2003, and filed for record July 7, 2003 in Plat Cabinet Q, 44-H, Berkeley County, South Carolina Records.

Azalea Square Shopping Center
Summerville, SC
Amendment to Option

                         AMENDMENT TO OPTION TO PURCHASE
                                  REAL PROPERTY

     THIS AMENDMENT TO OPTION TO PURCHASE REAL PROPERTY (the "Amendment") is made and entered into as of the 12th day of July 2004, by and between Silver Oaks Associates, Limited Partnership, a Tennessee limited partnership ("Seller") and Inland Real Estate Acquisitions, Inc. ("Buyer").

                                   WITNESSETH:

     WHEREAS, Seller and Buyer entered into that certain Option To Purchase Real Property dated June 15, 2004 (the "Option Agreement"), for the sale and purchase of the property commonly known as Azalea Square Shopping Center located in Summerville, South Carolina, as legally described by the Option Agreement (the "Property").

     WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Option Agreement.

     NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

     1. The Option Period as defined in the second paragraph of the Option Agreement is hereby amended by deleting the words in line 7 "...or before thirty (30) days from the Effective Date ..." and inserting:
          "...August 30, 2004 at 5:00 p.m. (Chicago, Illinois time)..." therein.
     2. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement. Each person executing this Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Amendment. Any counterpart to this Amendment may be executed by facsimile copy and shall be binding on the parties.

     Except as modified herein, the Option Agreement shall remain unmodified and in full force and effect.

                            (SIGNATURE PAGE FOLLOWS)

Azalea Square Shopping Center
Summerville, SC
Amendment to Option


                          Seller:


                          SILVER OAK ASSOCIATES, LIMITED PARTNERSHIP, a Tennessee limited partnership

                          By: Hickory Ridge Development Corporation, a Tennessee corporation
                          Its: General Partner


                          By: /s/ George Bright by [ILLEGIBLE], authorized agent
                              --------------------------------------------------
                          Name: George Bright
                                ------------------------------------------------
                          Title: President
                                 -----------------------------------------------


                          Purchaser:

                          INLAND REAL ESTATE ACQUISITIONS, INC.,
                          an Illinois corporation


                          By: /s/ Jason A. Lazarus, Authorized Agent
                              ------------------------------------------------
                          Name: Jason A. Lazarus
                                ----------------------------------------------
                          Title: Acquisition Associate
                                 ---------------------------------------------

                        OPTION TO PURCHASE REAL PROPERTY

     THIS OPTION TO PURCHASE REAL PROPERTY ("Option Agreement") is entered as of the 15th day of June, 2004 (the "Effective Date"), by and between SILVER OAK ASSOCIATES, LIMITED PARTNERSHIP, A TENNESSEE LIMITED PARTNERSHIP, with offices at c/o Fletcher Bright Company, 537 Market Street, Suite 400, Chattanooga, Tennessee 37402 ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC., AN ILLINOIS CORPORATION, with offices at 2901 Butterfield Road, Oak Brook, Illinois 60523 ("Buyer").

     In consideration of the payment from Buyer to Seller of ONE HUNDRED AND 00/100 DOLLARS ($100.00) (the "Option Fee"), the receipt and sufficiency of which are herby acknowledged, Seller hereby grants unto Buyer an option (the "Option") to purchase the Azalea Square Shopping Center (the "Shopping Center"), consisting of approximately 32.85 acres of land, located in the City of Summerville, Berkeley County, South Carolina (the "Property"), as more particularly described on EXHIBIT "A" attached hereto and incorporated herein by this reference. Such Option shall be exercised on or before thirty (30) days from the Effective Date (the "Option Date") (the period during which the Option may be exercised is hereafter referred to as the "Option Period"), by written notice to Seller (received by Seller on or before the expiration of the Option Period), accompanied by a deposit in the amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) (the "Deposit"), which shall be refundable only upon the default by Seller. The sale of the Property shall close on or before thirty (30) days from the Option Date (the "Closing Date").

     1. PURCHASE PRICE: The Purchase Price for the Property shall be THIRTY MILLION TWELVE THOUSAND FIVE HUNDRED TWENTY-FIVE AND NO/100 DOLLARS ($30,012,525.00) to be paid in cash plus or minus prorations.

     2. WARRANTY OF TITLE: Seller warrants that it owns insurable fee simple title to the Property, subject to liens and encumbrances of record. Conveyance of the Property, with all improvements thereon, is to be made by special warranty deed, subject only to any recorded restrictions, covenants and easements applicable to the Property and other recorded encumbrances. In the event title to said Property be defective and cannot be remedied on or before the Option Date, Buyer may terminate the Option Agreement and upon such termination, Seller shall retain the Option Fee as earned consideration. Seller covenants that from and after the date hereof and through the Closing Date (if the Option is exercised), Seller shall neither (i) convey title to the Property to any party other than Buyer or its designee, nor (ii) grant an option or other contract or property right to acquire the Property other than Buyer. In the event Seller conveys the Property to Buyer by said special warranty deed, Seller shall pay all transfer taxes relating thereto.

     Notwithstanding anything to the contrary contained herein, Seller shall have the right to continue to negotiate and enter into leases for retail space on the Property without the consent of Buyer until the exercise of the Option by Buyer. After the Option Date (if the Option is exercised) and until the Closing Date, any lease shall conform to the proforma lease rates (the "Proforma Lease Rates") set forth in EXHIBIT "B" attached hereto and by this reference incorporated herein. Seller shall provide Buyer with copies of all leases executed by Seller during the term of the Option Agreement.

     3. PROPERTY INSPECTION: During the period of the Option Agreement, Buyer shall have access, at all reasonable time, upon twenty-four (24) hours prior notice to Seller, and subject to the rights of tenants in possession, to inspect the Property and to review all records of Seller relative to the Property, which records shall be made available, on two (2) business days notice. Buyer shall indemnify Seller for and against all claims, costs and expenses (including reasonable attorney fees) arising out of or relating to Buyer's inspection of the Property, which obligation shall survive the termination of this Agreement. Seller will cooperate with Buyer to obtain reasonable estoppel certificates from the tenants of the Property.

     4. CONVEYANCE AT CLOSING: Transfer of the Property, with all improvements thereon, is to be made by quitclaim bill of sale (as to all personal property, if any) and special warranty deed, subject only to existing zoning ordinances and to any recorded restrictions, covenants and easements applicable to the Property, other recorded encumbrances and subject to any taxes not then due and payable. All leases on the Property shall also be assigned by an assignment and assumption of lease agreement, executed by both Seller and Buyer.

     5. PRORATIONS AND EXPENSES: Real estate ad valorem taxes applicable to the Property ("Taxes") shall be prorated as of the Closing Date on the basis of the calendar year in which the Closing Date occurs, regardless of when such Taxes become a lien or are payable. If the rate of any such Taxes shall not be fixed prior to the Closing Date, the adjustment and proration thereof on the Closing Date shall be upon the basis of the rate for the preceding calendar year applied to the latest assessed valuation, and the same shall be appropriately and promptly adjusted after Closing Date, if necessary, between Seller and Buyer when the rate is fixed for the calendar year during which the Closing occurs. All prior unpaid taxes, mortgages and liens including assessments, pending or confirmed, water and sewer fees and other sums due any governmental authority, if any shall be paid by the Seller at or prior to the Closing Date. All revenues and expenses of the Property shall be pro-rated as of the Closing Date. The costs of any survey, title commitment, title policies, recording and/or transfer fees or taxes shall be shared equally by Buyer and Seller. Any inspection costs, shall be paid by Buyer.

     6. RISK OF LOSS: Until the Closing Date, Seller assumes risk of loss or damage to the Property by fire, windstorm, other casualty, or condemnation, but shall be entitled to recover from the Buyer any damage or loss caused by Buyer's negligence during its inspection of the Property.

     7. MASTER LEASE: Concurrently with the Closing Date, the Seller shall lease back from Buyer all the unleased space in the Shopping Center (based on ninety-five percent [95%] occupancy of the inline shop space totaling 26,103 square feet) for a period of three (3) years from the Closing Date ("Master Lease Escrow Agreement"). The parties agree that the five percent (5%) vacancy factor for the inline shop space equals one thousand three hundred five (1,305) square feet. The rent for any such unleased space (the "Master Lease Rent") shall be those shown in EXHIBIT "B" hereof. The Master Lease Escrow Agreement is to be negotiated in good faith and finalized by the parties on or prior to the Option Date. In the event that the parties are not able to agree to the terms and conditions of the Master Lease Escrow Agreement prior to the Option Date, then either party shall have the right to terminate this Option Agreement upon written notice to the other party. It is the understanding of the parties that the total base rent for the Shopping Center as of the Closing Date shall be not less than Two Million Two Hundred

Sixty Three Thousand Nine Hundred Seventy One Dollars and No/100 ($2,263,971.00) (the "Total Base Rent') which Total Base Rent shall consist of actual tenant base rent payable under signed leases pertaining to the Shopping Center ("Actual Base Rent") plus, to the extent such Actual Base Rent is less than the Total Base Rent, such shortfall (the "Shortfall"), shall be covered by the deposit of good funds pursuant to the Master Lease Escrow Agreement (the "Master Lease Shortfall Amount") so that as of the Closing Date the Actual Base Rent plus the Master Lease Shortfall Amount total not less than the Total Base Rent. Notwithstanding the foregoing, a condition of Closing for both parties, unless otherwise waived in writing, is that as of the Closing Date, Actual Base Rent must be not less than One Million Nine Hundred Fifty Two Thousand One Hundred Seventy Nine Dollars and No/100 ($1,952,179.00) (the "Threshold Amount") which represents eighty five percent (85%) of the proforma base rent without regard to a vacancy factor (I.E., 85% of $2,296,681.00 [the proforma base rent without regard to a vacancy factor] = $1,952,179.00).

     8. DEFAULT: Should the Buyer fail or refuse to exercise the Option granted herein, within the time set forth above, the Seller shall have the right to declare the Option Agreement canceled, and shall retain the Option Fee as earned consideration. In the event Buyer exercises the Option as provided herein, should the Buyer fail or refuse to carry out its obligations under the Option Agreement, Seller shall have as its sole and exclusive remedy, the right to retain, in addition to the Option Fee, the Deposit as liquidated damages and not as a forfeiture or penalty, both Buyer and Seller hereby acknowledging that Seller's actual damages at such time will be difficult to ascertain and measure, and that such liquidated damages will represent a fair and reasonable estimate of such damages that will be sustained by Seller.

     Should the Seller fail or refuse to carry out its obligations under the Option Agreement, the Buyer shall have the right to: (1) declare the Option Agreement canceled, in which event the Option Fee and the Deposit shall be refunded to the Buyer; or (2) to affirm the Option Agreement and enforce its specific performance; or (3) recover damages for its breach. The Seller shall be liable for and hereby agrees to pay for all costs and expenses incurred by the Buyer resulting from the Seller's breach of the Option Agreement, including reasonable attorneys' fees, court costs and other damages.

     9. BROKER: Seller agrees to pay any brokerage commission except Buyer will pay a brokerage commission to Buyer and/or its affiliate, if any. Seller and Buyer agree to indemnity and hold the other harmless from any claims for commissions claimed by, through or under such party.

     10. ASSIGNMENT: Buyer may assign or transfer the Option Agreement without the prior written consent of Seller to an affiliate of Buyer. Any other assignment shall require the prior written consent of Seller, which consent may be withheld or granted in Seller's sole discretion.

     11. INDEMNITY. From and after the date of Closing (a) the Seller agrees to indemnify, protect, defend, and hold Buyer, its directors, officers, and owners harmless from and against all claims, actions, liabilities, losses, damages, costs, and expenses, including, but not limited to, reasonable attorney's fees and court costs, incurred by Buyer, its directors, officers and owners and arising from or related to Seller's acts or omissions occurring before Closing or the breach of any agreement that Seller may have with a third party, which breach occurs before

Closing; and (b) Buyer agrees to indemnify, protect, defend, and hold the Seller, its general partner and limited partners, harmless from and against all claims, actions, liabilities, losses, damages, costs, and expenses, including, but not limited to, reasonable attorney's fees and court costs, incurred by the Seller, its general partner and limited partners, and arising from or related to Buyer's acts or omissions occurring on or after Closing or the breach of any agreement that Buyer may have with a third party, which breach occurs after Closing. The provisions of this Paragraph 11 shall survive for a period of one
(1) year from the date of Closing.

     12. MEMORANDUM OF OPTION. At the option of Buyer exercised by giving written notice to Seller, Seller and Buyer shall promptly execute and Seller shall promptly deliver to Buyer a Memorandum of Option for the purpose of recording Buyer's interest in the Property. No such Memorandum of Option shall modify or change the terms of this Agreement. Buyer to prepare the Memorandum of Option for Seller's reasonable approval and the responsibility for recording and the cost thereof shall be borne by Buyer.

     13. TIME IS OF THE ESSENCE: Time is of the essence in respect to all provisions of the Option Agreement that specify a time for performance.

     14. COUNTERPARTS. The Option Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     15. APPLICABLE LAW. The Option Agreement shall, in all respects, be governed by the laws of the State of South Carolina.

     16. ENTIRE AGREEMENT: THE OPTION AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND THERE ARE NO OTHER REPRESENTATIONS OR WARRANTIES OTHER THAN THOSE EXPRESSED IN WRITING AND SIGNED BY ALL PARTIES.

     EXECUTED as of the day and year first above written.

                 [SIGNATURE ACKNOWLEDGMENTS ON FOLLOWING PAGES]

IN THE PRESENCE OF:                     BUYER:

                                        INLAND REAL ESTATE ACQUISITION,
                                        INC., AN ILLINOIS CORPORATION


/s/ Erica Gilbert                       By: /s/ Jason A. Lazarus
--------------------------------           ----------------------------
Witness 1                               Name: Jason A. Lazarus
                                             --------------------------
                                        Its: Authorized Agent
                                            ---------------------------


/s/ Naomi [ILLEGIBLE]
--------------------------------
Witness 2


********************************************************************************


STATE OF Georgia                        )
                                        )           ACKNOWLEDGMENT
COUNTY OF Cobb                          )

     The foregoing instrument was acknowledged before me this 28th day of June, 2004 by INLAND REAL ESTATE ACQUISITION, INC., an Illinois corporation, by Jason
A. Lazarus, its Authorized Agent.


                                        /s/ Nacrisha D. Judd
                                        ----------------------------------------
                                        Notary Public for Cobb County
                                                          ----------------------
                                        My Commission Expires: 4-15-2008
                                                              ------------------

                                        [notarial seal/stamp]

                                        [SEAL]

IN THE PRESENCE OF:               SELLER:

                                  SILVER OAK ASSOCIATES, LIMITED
                                  PARTNERSHIP, a Tennessee limited
                                  partnership

                                  By: Hickory Ridge Development Corporation, a Tennessee corporation
                                  Its: General Partner


/s/ Teresa L. Holliman                  By: /s/ Fox Johnston
--------------------------------           ----------------------------
Witness 1                                  Fox Johnston, V.P.


/s/ Carolyn S. [ILLEGIBLE]
--------------------------------
Witness 2


********************************************************************************


STATE OF Tennessee                      )
                                        )           ACKNOWLEDGMENT
COUNTY OF Hamilton                      )

     The foregoing instrument was acknowledged before me this 29th day of June, 2004 by Hickory Ridge Development Corporation, a Tennessee corporation, the General Partner of SILVER OAK ASSOCIATES, LIMITED PARTNERSHIP, a Tennessee limited partnership, by Fox Johnston, it V.P.


                                       /s/ Adrianne Gossard
                                       -----------------------------------------
                                       Notary Public for Hamilton Co., Tennessee
                                                         -----------------------
                                       My Commission Expires: 3/28/05
                                                              ------------------

                                       [notarial seal/stamp]

                                                        [SEAL]

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

Tracts 2, 2A, 9, and 14 as shown and depicted on that certain plat of survey entitled "Subdivision Map TMS 221-00-00-053 Tract 'A' owned by SILVER OAK ASSOCIATES, LIMITED PARTNERSHIP" prepared by David L. Gray, PLS-12839, dated March 25, 2002, last revised April 15, 2002 and filed for record in Plat Cabinet P, Pages 193A through 195A, inclusive, Berkeley County, South Carolina and Tract 13-A as shown and depicted on that certain plat of survey entitled "Record Map Showing the Subdivision of Tract 13 into Tracts 13-A and 13-B" prepared by David
L. Gray, PLS-12839, dated May 23, 2003, last revised July 3, 2003, and filed for record July 7, 2003 in Plat Cabinet Q, 44-H, Berkeley County, South Carolina Records.


                                   Exhibit "A"

                                   EXHIBIT "B"

                   PROFORMA LEASE RATES AND MASTER LEASE RENT


A. Proforma Lease Rates (for leases entered into from and after the Option Date to and including the Closing Date): Minimum average rent for shop tenants shall be $18.52 per square foot (provided that the actual square foot rate shall not be less than $17.00 nor more than $23.00) with provisions for CAM, and reimbursement for taxes and insurance and an administrative fee consistent with such provisions in existing shop leases on the Property. Leases shall have a minimum term of three (3) years.

B.   Master Lease Rent (to be reflected in Master Lease Escrow Agreement):
     Minimum average rent for shop tenants shall be $18.52 per square foot (provided that the actual square foot rate shall not be less than $17.00 nor more than $23.00) with provisions for CAM, and reimbursement for taxes and insurance and an administrative fee consistent with such provisions in existing shop leases on the Property. Leases shall have a minimum term of three (3) years.


                                   Exhibit "B"